Exhibit 99.1

FOR IMMEDIATE RELEASE
September 9, 2011

Norfolk Southern announces pricing of previously announced exchange offers and interest rate for new notes

NORFOLK, VA. — Norfolk Southern Corporation (the "Company") today announced the pricing of its offers (the "Exchange Offers") to certain eligible holders to exchange outstanding debt securities listed in the table below (together, the "Existing Notes") for cash and up to $600,000,000 combined aggregate principal amount (the "Overall Issue Amount") of (i) the Company's new Notes due 2041 (the "2041 Notes"), or, in the alternative, in the case of the 7.90% Notes due 2097 (the "2097 Notes") only (the "2111 Option"), (ii) the Company’s 6.00% Senior Notes due 2111 (the "2111 Notes" and, together with the 2041 Notes, the "New Notes"), the complete terms and conditions of which are set forth in a confidential Offering Memorandum, dated August 26, 2011 (the "Offering Memorandum"), and the related Letter of Transmittal. The Company also announced that it will pay interest on the 2041 Notes at a rate per annum equal to 4.837%, as calculated in accordance with the Offering Memorandum.
Existing Notes validly tendered and accepted by the Company at or prior to 5:00 p.m., New York City time, on September 9, 2011 (the "Early Exchange Date"), are expected to settle on September 14, 2011 (the "Early Settlement Date"), unless extended by the Company. Confirmation of the Early Settlement Date will be set forth in a subsequent press release.
The table below indicates, among other things, the Total Exchange Consideration for each $1,000 principal amount of Existing Notes tendered and accepted as of the Early Exchange Date pursuant to the Exchange Offers (as determined in accordance with the Offering Memorandum):

						Total Exchange Consideration Breakdown (1)
Cusip Numbers	Title of Security	Fixed Spread (Basis points) (2)	Yield Used to Price Existing Notes (2)	Early Exchange Premium (1)	Total Exchange Consideration (1)(2)(4)	Principal amount of New Notes (3)(4)	Cash (4)

655844AK4	7.90% Notes due 2097	+195	5.237%	$30.00	$1,502.32	$993.57 (2111 Notes)	$375.58
655844AK4	7.90% Notes due 2097	+175	5.037%	$30.00	$1,560.27	$1,326.23	$234.04
655844AF5	7.05% Notes due 2037	+115	4.437%	$30.00	$1,397.61	$1,118.08	$279.52
655844AQ1	7.25% Notes due 2031	+100	4.287%	$30.00	$1,387.83	$1,040.87	$346.96
655844AJ7	7.80% Notes due 2027	+95	4.237%	$30.00	$1,404.89	$1,053.66	$351.22
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(1)	Per $1,000 principal amount of Existing Notes.
(2)
The Reference United States Treasury Security (the “Reference Treasury”) for determining the Total Exchange Consideration for all the Existing Notes is the 4.375% United States Treasury due May 15, 2041. The yield of the Reference Treasury at pricing was 3.287%.

(3)	Except as otherwise indicated, the New Notes that tendering holders will receive will be the 2041 Notes.
(4)
Does not reflect any accrued and unpaid interest. The Company will pay accrued and unpaid interest on the Existing Notes up to, but not including the Early Settlement Date provided that for the 2097 Notes tendered for 2111 Notes, such payment will be net of accrued and unpaid interest on such 2111 Notes from the original date of issuance of such series (May 23, 2011).

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Operating Subsidiary: Norfolk Southern Railway Company	World Wide Web Site: www.nscorp.com

Norfolk Southern Corporation, Three Commercial Place, Norfolk, Va. 23510-2191

The Exchange Offers are scheduled to expire at 11:59 p.m., New York City time, on September 23, 2011 (the "Expiration Date"), unless extended or earlier terminated. Holders of Existing Notes who tender their Existing Notes for New Notes and cash after the Early Exchange Date but prior to the Expiration Date will be eligible to receive the total exchange consideration minus the early exchange premium of $30 per $1,000 principal amount of Existing Notes tendered and accepted for exchange. In such case, the early exchange premium will be deducted from the cash portion of the total exchange consideration. The aggregate principal amount of Existing Notes accepted for exchange on the Early Settlement Date will reduce the amount of Existing Notes that may be accepted for exchange on any subsequent settlement date, as more fully set forth in the Offering Memorandum.
The table below indicates, among other things, the value attributed to the 2111 Notes for purposes of determining the Total Exchange Consideration in the Exchange Offers (as calculated in accordance with the Offering Memorandum), for each $1,000 aggregate principal amount of 2111 Notes:

CUSIP Number	Title of Security	Fixed Spread (Basis points) (1)	Yield Used to Price 2111 Notes	2111 Notes Value
655844AK4	7.90% Notes due 2097	+200	5.287%	$1,134.02

(1)	The yield of the Reference Treasury at pricing was 3.287%.

After 5:00 p.m., New York City time, on September 9, 2011, tenders of Existing Notes in the Exchange Offers may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law. Consummation of the Exchange Offers is subject to a number of conditions as set forth in the Offering Memorandum, including the absence of certain adverse legal and market developments.
If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes.
This news release does not constitute an offer or a solicitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.
Norfolk Southern Corporation is one of the nation’s premier transportation companies. Its Norfolk Southern Railway subsidiary operates approximately 20,000 route miles in 22 states and the District of Columbia, serves every major container port in the eastern United States, and provides efficient connections to other rail carriers. Norfolk Southern operates the most extensive intermodal network in the East and is a major transporter of coal and industrial products.

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Operating Subsidiary: Norfolk Southern Railway Company	World Wide Web Site: www.nscorp.com

Norfolk Southern Corporation, Three Commercial Place, Norfolk, Va. 23510-2191

Forward-Looking Statements
This release contains forward-looking statements about Norfolk Southern Corporation, including those related to the offering of New Notes and whether or not Norfolk Southern will consummate the offering.  Forward-looking statements reflect management's good-faith evaluation of information currently available.  However, such statements are dependent on and, therefore, can be influenced by a number of external variables over which management has little or no control, including: legislative and regulatory developments; transportation of hazardous materials as a common carrier by rail; acts of terrorism or war; general economic conditions; impacts of environmental regulations on utility coal customers and/or the value of certain of Norfolk Southern's assets; competition and consolidation within the transportation industry; the operations of carriers with which it interchanges; disruptions to its technology infrastructure, including computer systems; labor difficulties, including strikes and work stoppages; results of litigation; natural events such as severe weather, hurricanes, and floods; unavailability of qualified personnel due to unpredictability of demand for rail services; fluctuation in supplies and prices of key materials, in particular diesel fuel; and changes in securities and capital markets.  Information concerning potential factors that could affect Norfolk Southern's financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and its other periodic reports filed with the Securities and Exchange Commission.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  Norfolk Southern undertakes no obligation to update or revise forward-looking statements.

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Norfolk Southern contacts:
(Media) Robin Chapman, 757-629-2713 (robin.chapman@nscorp.com)
(Investors) Michael Hostutler, 757-629-2861 (michael.hostutler@nscorp.com)

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Operating Subsidiary: Norfolk Southern Railway Company	World Wide Web Site: www.nscorp.com